Exhibit 10.1

EXECUTION VERSION

KURA ONCOLOGY, INC.

$150,000,000

COMMON STOCK

SALES AGREEMENT

February 24, 2022

SVB Securities LLC

1301 Avenue of the Americas, 12th Floor

New York, New York 10019

Credit Suisse Securities (USA) LLC

Eleven Madison Avenue

New York, New York 10010

Cantor Fitzgerald & Co.

499 Park Avenue

New York, NY 10022

Ladies and Gentlemen:

Kura Oncology, Inc., a Delaware corporation (the “Company”), SVB Securities LLC (“SVB Securities”), as lead sales agent, Credit Suisse Securities (USA) LLC (“Credit Suisse”), as sales agent, and Cantor Fitzgerald & Co. (“Cantor”, and collectively with SVB Securities and Credit Suisse, the “Agents”), as sales agent, confirm their agreement (this “Agreement”) as follows:

1.

Issuance and Sale of Shares. The Company agrees that, from time to time during the term of this Agreement, on the terms and subject to the conditions set forth herein, it may issue and sell through the Agents, each acting as agent and/or principal, shares (the “Placement Shares”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), having an aggregate offering price of up to $150,000,000. Notwithstanding anything to the contrary contained herein, the parties hereto agree that compliance with the limitation set forth in this Section 1 on the number of shares of Common Stock issued and sold under this Agreement shall be the sole responsibility of the Company, and the Agents shall have no obligation in connection with such compliance. The issuance and sale of Common Stock through the Agents will be effected pursuant to the Registration Statement (as defined below) filed by the Company with the Securities and Exchange Commission (the “Commission”), which became effective upon filing with the Commission, although nothing in this Agreement shall be construed as requiring the Company to use the Registration Statement (as defined below) to issue the Placement Shares.

The Company has filed on December 7, 2020, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively, the “Securities Act”), with the Commission an “automatic shelf registration statement” (as defined under Rule 405 of the Securities Act) of the Company on Form S-3 (File No. 333-251172), including a base prospectus, relating to certain securities, including the Common Stock, to be issued from time to time by the Company, and which incorporates by reference documents that the Company has filed or will file in accordance with the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively, the “Exchange Act”). The Company has prepared a prospectus supplement specifically relating to the Placement Shares to be issued from time to time pursuant to this Agreement (the “Prospectus Supplement”) to the base prospectus included as part of such registration statement. The Company has furnished to the Agents, for use by the Agents, copies of the prospectus included as part of such registration statement, as supplemented by the Prospectus Supplement, relating to the Placement Shares. Except where the context otherwise requires, such registration statement, including all documents filed as part thereof or incorporated by reference therein, and including any information contained in a Prospectus (as defined below) subsequently filed with the Commission pursuant to Rule 424(b) under the Securities Act or deemed to be a part of such registration statement pursuant to Rule 430B or 462(b) of the Securities Act, is herein called the “Registration Statement.” The base prospectus, including all documents incorporated therein by reference, included in the Registration Statement, as it may be supplemented by the Prospectus Supplement or by any additional prospectus supplement, in the form in which such prospectus and/or Prospectus Supplement have most recently been filed by the Company with the Commission pursuant to Rule 424(b) under the Securities Act, together with any “issuer free writing prospectus,” as defined in Rule 433 of the Securities Act regulations (“Rule 433”), relating to the Placement Shares that (i) is required to be filed with the Commission by the Company or (ii) is exempt from filing pursuant to Rule 433(d)(5)(i), in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g), is herein called the “Prospectus.” Any reference herein to the Registration Statement, the Prospectus or any amendment or supplement thereto shall be deemed to refer to and include the documents incorporated by reference therein, and any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement or the Prospectus shall be deemed to refer to and include the filing after the execution hereof of any document with the Commission deemed to be incorporated by reference therein. For purposes of this Agreement, all references to the Registration Statement, the Prospectus or to any amendment or supplement thereto shall be deemed to include any copy filed with the Commission pursuant to the Electronic Data Gathering Analysis and Retrieval system (“EDGAR”).

2.

Placements. Each time that the Company wishes to issue and sell the Placement Shares hereunder (each, a “Placement”), it will notify an Agent (the “Designated Agent”) by email notice (or other method mutually agreed to in writing by the parties) (a “Placement Notice”) containing the parameters in accordance with which it desires the Placement Shares to be sold, which shall at a minimum include the number of Placement Shares to be issued, the time period during which sales are requested to be made, any limitation on the number of Placement Shares that may be sold in any one Trading Day (as defined in Section 3) and any minimum price below which sales may not be made, a form of which containing such minimum sales parameters necessary is attached hereto as Schedule 1. The Placement Notice shall originate from any of the individuals from the Company set forth on Schedule 2 (with a copy to each of the other individuals from the Company listed on such schedule), and shall be addressed to each of the individuals from such Designated Agent set forth on Schedule 2, as such Schedule 2 may be amended from time to time by sending a written notice containing a revised Schedule 2 to the other party in the manner provided in Section 12 (including by email correspondence to each of the individuals of the Company set forth on Schedule 2, if receipt of such correspondence is actually acknowledged by any of the individuals to whom the notice is sent, other than via auto reply). The Placement Notice shall be effective upon receipt by such Designated Agent unless and until (i) in accordance with the notice requirements set forth in Section 4, such Designated Agent declines to accept the terms contained therein for any reason, in its sole discretion, within two Trading Days of the date the Designated Agent receives the Placement Notice, (ii) in accordance with the notice requirements set forth in Section 4, such Designated Agent suspends sales under the Placement Notice for any reason in its sole discretion, (iii) the entire amount of the Placement Shares have been sold, (iv) in accordance with the notice requirements set forth in Section 4, the Company suspends sales under or terminates the Placement Notice for any reason, in its sole discretion, (v) the Company issues a subsequent Placement Notice and explicitly indicates that its parameters supersedes those contained in the earlier dated Placement

Notice, or (vi) this Agreement has been terminated under the provisions of Section 11. The amount of any discount, commission or other compensation to be paid by the Company to such Designated Agent in connection with the sale of the Placement Shares shall be calculated in accordance with the terms set forth in Schedule 3. It is expressly acknowledged and agreed that neither the Company nor the Agents will have any obligation whatsoever with respect to a Placement or any Placement Shares unless and until the Company delivers a Placement Notice to a Designated Agent and such Designated Agent does not decline such Placement Notice pursuant to the terms set forth above, and then only upon the terms specified therein and herein. In the event of a conflict between the terms of this Agreement and the terms of a Placement Notice, the terms of the Placement Notice will control.

3.

Sale of Placement Shares by the Designated Agent. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, including Section 5(c), upon the Designated Agent’s acceptance of the terms of a Placement Notice, and unless the sale of the Placement Shares described therein has been declined, suspended, or otherwise terminated in accordance with the terms of this Agreement, the Designated Agent, for the period specified in the Placement Notice, will use its commercially reasonable efforts consistent with its normal trading and sales practices and applicable state and federal laws, rules and regulations and the rules of the Nasdaq Stock Market, Inc. (“Nasdaq”) to sell such Placement Shares up to the amount specified in such Placement Notice, and otherwise in accordance with the terms of such Placement Notice. The Designated Agent will provide written confirmation to the Company and the other Agent (including by email correspondence to each of the individuals of the Company set forth on Schedule 2, if receipt of such correspondence is actually acknowledged by any of the individuals to whom the notice is sent, other than via auto-reply) no later than the opening of the Trading Day (as defined below) immediately following the Trading Day on which the Designated Agent has made sales of Placement Shares hereunder setting forth the number of Placement Shares sold on such day, the volume-weighted average price of the Placement Shares sold, and the Net Proceeds (as defined below) payable to the Company. The Designated Agent may sell Placement Shares by any method permitted by law deemed to be an “at the market” offering as defined in Rule 415 of the Securities Act, including without limitation, sales made through Nasdaq or on any other existing trading market for the Common Stock or to or through a market maker. If expressly authorized by the Company in a Placement Notice, the Designated Agent may also sell Placement Shares in negotiated transactions. Notwithstanding the provisions of Section 6(hh), the Designated Agent shall not purchase Placement Shares for its own account as principal unless expressly authorized to do so by the Company in a Placement Notice. The Company acknowledges and agrees that (i) there can be no assurance that the Designated Agent will be successful in selling Placement Shares, (ii) the Designated Agent will incur no liability or obligation to the Company or any other person or entity if it does not sell Placement Shares for any reason other than a failure by such Designated Agent to use its commercially reasonable efforts consistent with its normal trading and sales practices and applicable state and federal laws, rules and regulations and the rules of Nasdaq to sell such Placement Shares as required under this Agreement and (iii) the Designated Agent shall be under no obligation to purchase Placement Shares on a principal basis pursuant to this Agreement unless the Company and the Designated Agent enter into a separate written agreement setting forth the terms of such sale. For the purposes hereof, “Trading Day” means any day on which the Company’s Common Stock is purchased and sold on the principal market on which the Common Stock is listed or quoted.

4.	Suspension of Sales.

(a)

The Company or the Designated Agent may, upon notice to the other party in writing (including by email correspondence to each of the individuals of the other party set forth on Schedule 2, if receipt of such correspondence is actually acknowledged by any of the individuals to whom the notice is sent, other than via auto-reply) or by telephone (confirmed immediately by verifiable facsimile transmission or email correspondence to each of the individuals of the other party set forth on Schedule 2), suspend any sale of Placement Shares; provided, however, that such suspension shall not affect or impair either party’s obligations with respect to any Placement Shares sold hereunder prior to the receipt of such notice. Each of the parties agrees that no such notice under this Section 4 shall be effective against the other unless it is made to one of the individuals named on Schedule 2 hereto, as such schedule may be amended from time to time, to the other party in writing (including by email correspondence to each of the individuals of the other party set forth on Schedule 2, if receipt of such correspondence is actually acknowledged by any of the individuals to whom the notice is sent, other than via auto reply).

(b)

Notwithstanding any other provision of this Agreement, during any period in which the Company is, or could be deemed to be, in possession of material non-public information, the Company and the Designated Agent agree that (i) no sale of Placement Shares will take place, (ii) the Company shall not request the sale of any Placement Shares and shall cancel any effective Placement Notices instructing the Designated Agent to make sales, and (iii) the Designated Agent shall not be obligated to sell or offer to sell any Placement Shares.

(c)

If either the Designated Agent or the Company has reason to believe that the exemptive provisions set forth in Rule 101(c)(1) of Regulation M under the Exchange Act are not satisfied with respect to the Common Stock, the Designated Agent or the Company shall promptly notify the other party, and the Designated Agent may, at its sole discretion, suspend sales of the Placement Shares under this Agreement.

5.	Settlement and Delivery of Placement Shares.

(a)

Settlement of Placement Shares. Unless otherwise specified in the applicable Placement Notice, settlement for sales of Placement Shares will occur on the second (2nd) Trading Day (or such earlier day as is industry practice for regular-way trading) following the date on which such sales are made (each, a “Settlement Date” and the first such settlement date, the “First Delivery Date”). The amount of proceeds to be delivered to the Company on a Settlement Date against receipt of the Placement Shares sold (the “Net Proceeds”) will be equal to the aggregate gross sales price received by the Designated Agent at which such Placement Shares were sold, after deduction of (i) the Designated Agent’s commission, discount or other compensation for such sales payable by the Company pursuant to Section 2 hereof, (ii) any other amounts due and payable by the Company to the Designated Agent hereunder pursuant to Section 7(g) (Expenses) hereof, and (iii) any transaction fees imposed by any governmental or self-regulatory organization in respect of such sales.

(b)

Delivery of Placement Shares. On or before each Settlement Date, the Company will issue the Placement Shares being sold on such date and will, or will cause its transfer agent to, electronically transfer the Placement Shares being sold by crediting the Designated Agent’s or its designee’s account (provided the Designated Agent shall have given the Company written notice of such designee prior to the Settlement Date) at The Depository Trust Company through its Deposit and Withdrawal at Custodian System (“DWAC”) or by such other means of delivery as may be mutually agreed upon by the parties hereto, which in all cases shall be duly authorized, freely tradeable, transferable, registered shares in good deliverable form. On each Settlement Date, the Designated Agent will deliver the related Net Proceeds in same day funds to an account designated by the Company on, or prior to, the Settlement Date. The Designated Agent shall be responsible for providing DWAC instructions or other instructions for delivery by other means with regard to the transfer of the Placement Shares being sold. In addition to and in no way limiting the rights and obligations set forth in Section 9(a) hereto, the Company agrees that if the Company or its transfer agent (if applicable), defaults in its obligation to deliver duly authorized, freely tradeable, transferable, registered Placement Shares in good deliverable form by 2:30 P.M., New York City time, on a Settlement Date (other than as a result of a failure by the Designated Agent to provide instructions for delivery), the Company will (i) take all necessary action to cause the full amount of any Net Proceeds that were delivered to the Company’s account with respect to such settlement, together with any costs incurred by the Designated Agent and/or its clearing firm in connection with recovering such Net Proceeds, to be immediately returned to the Designated Agent or its clearing firm no later than 5:00 P.M., New York City time, on such Settlement Date, by wire transfer of immediately available funds to an account designated by the Designated Agent or its clearing firm, (ii) indemnify and hold the Designated Agent and its clearing firm harmless against any loss, claim, damage, or reasonable and documented expense (including reasonable legal fees and expenses), as incurred, arising out of or in connection with such default by the Company or its transfer agent (if applicable) and (iii) pay to the Designated Agent (without duplication) any commission, discount or other compensation to which it would otherwise have been entitled absent such default. Certificates for the Placement Shares, if any, shall be in such denominations and registered in such names as the Designated Agent may request in writing one Business Day (as defined below) before the applicable Settlement Date. Certificates for the Placement Shares, if any, will be made available by the Company for examination and packaging by the Designated Agent in New York City not later than 12:00 P.M., New York City time, on the Business Day prior to the applicable Settlement Date.

(c)

Limitations on Offering Size. Under no circumstances shall the Company cause or request the offer or sale of any Placement Shares if, after giving effect to the sale of such Placement Shares, the aggregate number or gross sales proceeds of Placement Shares sold pursuant to this Agreement would exceed the lesser of: (i) the number or dollar amount of Common Stock registered pursuant to, and available for offer and sale under, the Registration Statement pursuant to which the offering of Placement Shares is being made, (ii) the number of authorized but unissued Common Stock of the Company (less Common Stock issuable upon exercise, conversion or exchange of any outstanding securities of the Company or otherwise reserved from the Company’s authorized capital stock), (iii) the number or dollar amount of Common Stock permitted to be offered and sold by the Company under Form S-3 (including General Instruction I.B.6. thereof, if such instruction is applicable), (iv) the number or dollar amount of Common Stock the Company’s board of directors or a duly authorized committee thereof authorizes the Company to issue and sell from time to time, or (v) the dollar amount of Common Stock for which the Company has filed the Prospectus Supplement. Under no circumstances shall the Company cause or request the offer or sale of any Placement Shares pursuant to this Agreement at a price lower than the minimum price authorized from time to time by the Company’s board of directors or a duly authorized committee thereof. Notwithstanding anything to the contrary contained herein, the parties hereto acknowledge and agree that compliance with the limitations set forth in this Section 5(c) on the number or dollar amount of Placement Shares that may be issued and sold under this Agreement from time to time shall be the sole responsibility of the Company, and that the Designated Agent shall have no obligation in connection with such compliance.

6.

Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, the Agents that, as of the date of this Agreement, and as of (i) each Representation Date (as defined in Section 7(m)), (ii) each date on which a Placement Notice is given, (iii) any date on which Placement Shares are sold hereunder and (iv) each Settlement Date:

(a)

Compliance with Registration Requirements. The Registration Statement and any Rule 462(b) Registration Statement have been declared effective by the Commission under the Securities Act. The Company has complied to the Commission’s satisfaction with all requests of the Commission for additional or supplemental information. No stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement is in effect and no proceedings for such purpose have been instituted or are pending or, to the best knowledge of the Company, contemplated or threatened by the Commission. The Company meets the requirements for use of Form S-3 under the Securities Act. The sale of the Placement Shares hereunder meets the requirements or General Instruction I.B.1 of Form S-3.

(b)

No Misstatement or Omission. The Prospectus, when filed, complied and, as amended or supplemented, if applicable, will comply in all material respects with the Securities Act. Each of the Registration Statement, any Rule 462(b) Registration Statement, the Prospectus and any post-effective amendments or supplements thereto, at the time it became effective or its date, as applicable, complied and as of each of the Settlement Dates, if any, complied in all material respects with the Securities Act and did not and, as of each Settlement Date, if any, did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus, as amended or supplemented, as of its date, did not and, as of each of the Settlement Dates, if any, will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The representations and warranties set forth in the two immediately preceding sentences do not apply to statements in or omissions from the Registration Statement, any Rule 462(b) Registration Statement, or any post-effective amendment thereto, or the Prospectus, or any amendments or supplements thereto, made in reliance upon and in conformity with information relating to the Agents furnished to the Company in writing by the Agents expressly for use therein. There are no contracts or other documents required to be described in the Prospectus or to be filed as exhibits to the Registration Statement which have not been described or filed as required.

(c)

Offering Materials Furnished to the Agents. The Company has delivered to the Agents one complete copy of the Registration Statement and a copy of each consent and certificate of experts filed as a part thereof, and conformed copies of the Registration Statement (without exhibits) and the Prospectus, as amended or supplemented, in such quantities and at such places as the Agents have reasonably requested.

(d)

Not an Ineligible Issuer. The Company currently is not an “ineligible issuer,” as defined in Rule 405 of the rules and regulation of the Commission. The Company agrees to notify the Agents promptly upon the Company becoming an “ineligible issuer.”

(e)

Renewal Deadline. (i) At the time of filing the Registration Statement, (ii) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the Securities Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the Exchange Act or form of prospectus), and (iii) at the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c) under the Securities Act) made any offer relating to the Common Stock in reliance on the exemption of Rule 163 under the Securities Act, the Company is a “well-known seasoned issuer” as defined in Rule 405 under the Securities Act, including not having been an “ineligible issuer” as defined in Rule 405 under the Securities Act. The Registration Statement is an “automatic shelf registration statement,” as defined in Rule 405 under the Securities Act, that initially became effective within three years of the date hereof. If immediately prior to the third anniversary (the “Renewal Deadline”) of the initial effective date of the Registration Statement, any of the Common Stock remains unsold by the Agents, the Company will, prior to the Renewal Deadline file, if it has not already done so and is eligible to do so, a new automatic shelf registration statement relating to the Common Stock, in a form satisfactory to the Agents. If the Company is no longer eligible to file an automatic shelf registration statement, the Company will, prior to the Renewal Deadline, if it has not already done so, file a new shelf registration statement relating to the Common Stock, in a form satisfactory to the Agents, and will use its best efforts to cause such registration statement to be declared effective within 180 days after the Renewal Deadline. The Company will take all other action necessary or appropriate to permit the public offering and sale of the Common Stock to continue as contemplated in the expired Registration Statement. References herein to the Registration Statement shall include such new automatic shelf registration statement or such new shelf registration statement, as the case may be.

The Company has not received from the Commission any notice pursuant to Rule 401(g)(2) under the Securities Act objecting to the use of the automatic shelf registration form. If at any time when Common Stock remains unsold by the Agents the Company receives from the Commission a notice pursuant to Rule 401(g)(2) under the Securities Act or otherwise ceases to be eligible to use the automatic shelf registration statement form, the Company will (i) promptly notify the Agents, (ii) promptly file a new registration statement or post-effective amendment on the proper form relating to the Common Stock, in a form satisfactory to the Agents, (iii) use its best efforts to cause such registration statement or post-effective amendment to be declared effective as soon as practicable, and (iv) promptly notify the Agents of such effectiveness. The Company will take all other action necessary or appropriate to permit the public offering and sale of the Common Stock to continue as contemplated in the Registration Statement that was the subject of the notice under Rule 401(g)(2) or for which the Company has otherwise become ineligible. References herein to the Registration Statement relating to the Common Stock shall include such new registration statement or post-effective amendment, as the case may be.

(f)

Distribution of Offering Material by the Company. The Company has not distributed and will not distribute, prior to the completion of the Agents’ distribution of the Placement Shares, any offering material in connection with the offering and sale of the Placement Shares other than the Prospectus or the Registration Statement.

(g)

Sales Agreement. This Agreement has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Company, enforceable in accordance with its terms, except as rights to indemnification hereunder may be limited by applicable law and except as the enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

(h)	Authorization of the Common Stock. The Placement Shares, when issued and delivered, will be duly authorized for issuance and sale pursuant to this Agreement and, when issued and delivered by the Company against payment therefor pursuant to this Agreement, will be duly authorized, validly issued, fully paid and nonassessable.

(i)

No Applicable Registration or Other Similar Rights. There are no persons with registration or other similar rights to have any equity or debt securities registered for sale under the Registration Statement or included in the offering contemplated by this Agreement, except for such rights as have been duly waived.

(j)

No Material Adverse Change. Except as otherwise disclosed in the Prospectus, subsequent to the respective dates as of which information is given in the Prospectus: (i) there has been no material adverse change, or any development that could reasonably be expected to result in a material adverse change on the business, properties, management, financial position, stockholders’ equity, results of operations or prospects, whether or not arising from transactions in the ordinary course of business, of the Company and its subsidiaries, considered as one entity (any such change is called a “Material Adverse Change”); (ii) the Company and its subsidiaries, considered as one entity, have not incurred any material liability or obligation, indirect, direct or contingent, not in the ordinary course of business nor entered into any material transaction or agreement not in the ordinary course of business: and (iii) there has been no dividend or distribution of any kind declared, paid or made by the Company or, except for regular quarterly dividends publicly announced by the Company or dividends paid to the Company or other subsidiaries, by any of its subsidiaries on any class of capital stock or repurchase or redemption by the Company or any of its subsidiaries of any class of capital stock.

(k)

Independent Accountants. Ernst & Young LLP, who has expressed its opinion with respect to the financial statements (which term as used in this Agreement includes the related notes thereto) filed with the Commission or incorporated by reference as a part of the Registration Statement and included in the Prospectus, is an independent registered public accounting firm as required by the Securities Act and the Exchange Act.

(l)

Preparation of the Financial Statements. The financial statements filed with the Commission as a part of or incorporated by reference in the Registration Statement and included in the Prospectus present fairly, in all material respects, the consolidated financial position of the Company and its subsidiaries as of and at the dates indicated and the results of their operations and cash flows for the periods specified. Such financial statements have been prepared in conformity with generally accepted accounting principles as applied in the United States applied on a consistent basis throughout the periods involved, except as may be expressly stated in the related notes thereto. No other financial statements or supporting schedules are required to be included in or incorporated in the Registration Statement. The financial data, if any, set forth or incorporated in the Prospectus fairly present, in all material respects, the information set forth therein on a basis consistent with that of the audited financial statements contained, incorporated or deemed to be incorporated in the Registration Statement.

(m)

XBRL Reporting. The interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement and Prospectus fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(n)

Incorporation and Good Standing of the Company and its Subsidiaries. Each of the Company and its subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized with full corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification, except where the failure to be so qualified or in good standing would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Change. The Company does not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed in Exhibit 21.1 to the Company’s Annual Report on Form 10-K for the most recently ended fiscal year and other than (i) those subsidiaries not required to be listed on Exhibit 21.1 by Item 601 of Regulation S-K under the Exchange Act and (ii) those subsidiaries formed since the last day of the most recently ended fiscal year.

(o)

Capital Stock Matters. The Common Stock conforms in all material respects to the description thereof contained in the Prospectus. All of the issued and outstanding shares of Common Stock have been duly authorized and validly issued, are fully paid and nonassessable and have been issued in compliance with federal and state securities laws. None of the outstanding shares of Common Stock were issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company. There are no authorized or outstanding options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any capital stock of the Company or any of its subsidiaries other than those accurately described in all material respects in the Prospectus. The description of the Company’s stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted thereunder, set forth in the Prospectus accurately and fairly presents in all material respects the information required to be shown with respect to such plans, arrangements, options and rights.

(p)

Non-Contravention of Existing Instruments; No Further Authorizations or Approvals Required. Neither the Company nor any of its subsidiaries is in violation of its charter or by-laws or is in default (or, with the giving of notice or lapse of time, would be in default) (“Default”) under any indenture, mortgage, loan or credit agreement, note, contract, franchise, lease or other instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any of its subsidiaries is subject (each, an “Existing Instrument”), except for such Defaults as would not, individually or in the aggregate, result in a Material Adverse Change. The Company’s execution, delivery and performance of this Agreement and consummation of the transactions contemplated hereby and by the Prospectus (i) have been duly authorized by all necessary corporate action and will not result in any violation of the provisions of the charter or by-laws of the Company or any subsidiary, (ii) will not conflict with or constitute a breach of, or Default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, or require the consent of any other party to, any Existing Instrument, except for such conflicts, breaches, Defaults, liens, charges or encumbrances as would not, individually or in the aggregate, result in a Material Adverse Change and (iii) will not result in any violation of any law, administrative regulation or administrative or court decree applicable to the Company or any subsidiary. No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental or regulatory authority or agency, is required for the Company’s execution, delivery and performance of this Agreement and consummation of the transactions contemplated hereby and by the Prospectus, except such as have been obtained or made by the Company and are in full force and effect under the Securities Act, the listing rules of

Nasdaq, applicable state securities or blue sky laws and from the Financial Industry Regulatory Authority (“FINRA”).

(q)

No Material Actions or Proceedings. There is no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries or its or their respective property is pending or, to the best knowledge of the Company, is being threatened that (i) could reasonably be expected to have a material adverse effect on the performance of this Agreement or the consummation of any of the transactions contemplated hereby or (ii) could reasonably be expected to result in a Material Adverse Change, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

(r)

All Necessary Permits, etc. The Company and each subsidiary possess such valid and current certificates, authorizations or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct their respective businesses, other than those the failure to possess or own would not result in a Material Adverse Change, and neither the Company nor any subsidiary has received any notice of proceedings relating to the revocation or modification of, or non-compliance with, any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, could result in a Material Adverse Change.

(s)

Regulatory Matters. The Company and its subsidiaries have operated at all times and are currently in compliance with all statutes, rules and regulations applicable to the ownership, testing, development, manufacture, packaging, processing, use, distribution, storage, import, export or disposal of any product manufactured or distributed by the Company and its subsidiaries (“Applicable Regulatory Laws”) of the United States Food and Drug Administration of the U.S. Department of Health and Human Services (“FDA”) and comparable regulatory agencies outside of the United States to which they are subject (collectively, the “Regulatory Authorities”), except where the failure to so comply would not, individually or in the aggregate, result in a Material Adverse Change. Neither the Company nor any of its subsidiaries has received any written notices, correspondence or other communications from, nor do they have knowledge that any of their collaboration partners has received, any written notices, correspondence or other communications from Regulatory Authorities alleging or asserting material non-compliance with any Applicable Regulatory Laws. The Company has not failed to file with Regulatory Authorities any required material filing, declaration, listing, registration, report or submission with respect to the Company’s products that are described in the Registration Statement and the Prospectus; all such filings, declarations, listings, registrations, reports or submissions were in material compliance with Applicable Regulatory Laws when filed; and no material deficiencies regarding compliance with Applicable Regulatory Law have been asserted by any Regulatory Authority with respect to any such filings, declarations, listings, registrations, reports or submissions.

(t)

Tests and Preclinical and Clinical Trials. The studies, tests and preclinical and clinical trials conducted by or, to the Company’s knowledge, on behalf of the Company were and, if still ongoing, are being conducted in all material respects in accordance with experimental protocols, procedures and controls pursuant to accepted professional scientific standards and all Applicable Regulatory Laws, including, without limitation, the Federal Food, Drug and Cosmetic Act and the rules and regulations promulgated thereunder (collectively, “FFDCA”); the descriptions of the results of such studies, tests and trials contained in the Registration Statement and the Prospectus are, to the Company’s knowledge, accurate and complete in all material respects and fairly present the data derived from such studies, tests and trials; except to the extent disclosed in the Registration Statement and the Prospectus, the Company is not aware of any studies, tests or trials, the results of which the Company believes reasonably call into question the study, test, or trial results described or referred to in the Registration Statement and the Prospectus when viewed in the context in which such results are described and the clinical state of development; and, except to the extent disclosed in the Registration Statement or the Prospectus, the Company has not received any notices or correspondence from the FDA or any governmental authority requiring the termination or suspension of any studies, tests or preclinical or clinical trials conducted by or on behalf of the Company, other than ordinary course communications with respect to modifications in connection with the design and implementation of such trials, copies of which communications have been made available to the Agents.

(u)

Tax Law Compliance. There are no transfer taxes or other similar fees or charges under Federal law or the laws of any state, or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Agreement or the issuance by the Company or sale by the Company of the Placement Shares. The Company has filed all tax returns that are required to be filed or has requested extensions thereof (except in any case in which the failure to file would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change.

(v)

Company Not an “Investment Company”. The Company has been advised of the rules and requirements under the Investment Company Act of 1940, as amended (the “Investment Company Act”). The Company is not, and after receipt of payment for the Common Stock will not be, an “investment company” within the meaning of Investment Company Act.

(w)

Insurance. The Company and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as the Company reasonably believes are prudent and customary in the businesses in which they are engaged; all policies of insurance insuring the Company or any of its subsidiaries or their respective businesses, assets, employees, officers and directors are in full force and effect; the Company and its subsidiaries are in compliance with the terms of such policies and instruments in all material respects; and there are no claims by the Company or any of its subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; neither the Company nor any such subsidiary has been refused any insurance coverage sought or applied for; and neither the Company nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not reasonably be expected to result in a Material Adverse Change.

(x)

No Price Stabilization or Manipulation. The Company has not taken, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Placement Shares.

(y)

Related Party Transactions. There are no business relationships or related-party transactions involving the Company or any subsidiary or any other person required to be described in the Prospectus which have not been described as required.

(z)

No Associated Persons; FINRA Matters. Neither the Company nor, to the Company’s knowledge, any of its affiliates (within the meaning of FINRA Rule 5121(f)(1)) directly or indirectly controls, is controlled by, or is under common control with, or is an associated person (within the meaning of Article I, Section 1(ee) of the By-laws of FINRA) of, any member firm of FINRA. In accordance with FINRA Conduct Rule 5110(j)(6), the Placement Shares have been registered with the Commission on Form S-3 under the Securities Act.

(aa)

Exchange Act Compliance. The documents incorporated or deemed to be incorporated by reference in the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the Exchange Act, and, when read together with the other information in the Prospectus, at the Settlement Dates, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(bb)

No Unlawful Contributions or Other Payments. Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee, affiliate or other person acting on behalf of the Company or any of its subsidiaries is aware of or has taken any action, directly or indirectly, that could result in a violation or a sanction for violation by such persons of the Foreign Corrupt Practices Act of 1977 or the U.K. Bribery Act 2010, each as may be amended, or similar law of any other relevant jurisdiction, or the rules or regulations thereunder; and the Company and its subsidiaries have instituted and maintain policies and procedures designed to ensure compliance therewith. No part of the proceeds of the offering will be used, directly or indirectly, in violation of the Foreign Corrupt Practices Act of 1977 or the U.K. Bribery Act 2010, each as may be amended, or similar law of any other relevant jurisdiction, or the rules or regulations thereunder.

(cc)

Compliance with Money Laundering Laws. The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements and the money laundering statutes and the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(dd)

Compliance with OFAC. Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries (i) is, or is controlled or 50% or more owned in the aggregate by or is acting on behalf of, one or more individuals or entities that are currently the subject of any sanctions administered or enforced by the United States (including any administered or enforced by the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of State or the Bureau of Industry and Security of the U.S. Department of Commerce), the United Nations Security Council, the European Union,

a member state of the European Union (including sanctions administered or enforced by Her Majesty’s Treasury of the United Kingdom) or other relevant sanctions authority (collectively, “Sanctions” and such persons, “Sanctioned Persons” and each such person, a “Sanctioned Person”), (ii) is located, organized or resident in a country or territory that is, or whose government is, the subject of Sanctions that broadly prohibit dealings with that country or territory (collectively, “Sanctioned Countries” and each, a “Sanctioned Country”) or (iii) will, directly or indirectly, use the proceeds of this offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other individual or entity in any manner that would result in a violation of any Sanctions by, or could result in the imposition of Sanctions against, any individual or entity (including any individual or entity participating in the offering, whether as underwriter, advisor, investor or otherwise). Neither the Company nor any of its subsidiaries has engaged in any dealings or transactions with or for the benefit of a Sanctioned Person, or with or in a Sanctioned Country, in the preceding 3 years, nor does the Company or any of its subsidiaries have any plans to engage in dealings or transactions with or for the benefit of a Sanctioned Person, or with or in a Sanctioned Country.

(ee)

Company’s Accounting System. The Company maintains a system of “internal control over financial reporting” (as such term is defined in Rule 13a-15(f) of the General Rules and Regulations under the Exchange Act (the “Exchange Act Rules”)) that complies with the requirements of the Exchange Act and has been designed by their respective principal executive and principal financial officers, or under their supervision, to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with U.S. GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company’s internal control over financial reporting is effective in all material respects. Except as described in the Prospectus, since the end of the Company’s most recent audited fiscal year, there has been (A) no material weakness in the Company’s internal control over financial reporting (whether or not remediated) and (B) no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(ff)

Disclosure Controls. The Company and its subsidiaries maintain “disclosure controls and procedures” (as such term is defined in Rule 13a- 15(e) under the Exchange Act). Such disclosure controls and procedures have been designed to ensure that information required to be disclosed by the Company and its subsidiaries is accumulated and communicated to the Company’s management to allow timely decisions regarding disclosures. The Company and its subsidiaries have conducted evaluations of the effectiveness of their disclosure controls as required by Rule 13a-15 of the Exchange Act; such disclosure controls and procedures are effective.

(gg)

Compliance with Environmental Laws. The Company and its subsidiaries are (i) in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) have received and are in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) have not received notice of any actual or potential liability under any environmental law, except where such non-compliance with Environmental Laws, failure to receive required permits, licenses or other approvals, or liability would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change. Except as set forth in the Prospectus, neither the Company nor any of the subsidiaries has been named as a “potentially responsible party” under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended. In the ordinary course of its business, the Company periodically reviews the effect of Environmental Laws on the business, operations and properties of the Company and its subsidiaries, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws, or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review, the Company has reasonably concluded that such associated costs and liabilities would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change.

(hh)

Intellectual Property. The Company owns, possesses, has license rights or has other rights to use, or to the Company’s knowledge can acquire on reasonable terms rights to, all patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, technology, know-how and other intellectual property (collectively, the “Intellectual Property”) necessary for the conduct of the Company’s business as now conducted by the Company or, to the Company’s best knowledge, as are necessary for the business as proposed to be conducted, in each case as described in the Prospectus, except where the failure to own, possess or license such rights would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change. Except as set forth in the Prospectus and to the knowledge of the Company, (i) the conduct of its business has not infringed, misappropriated or otherwise violated any Intellectual Property of others in any material respect and (ii) no third party has any rights to or has infringed, misappropriated or otherwise violated any Intellectual Property of the Company that relates to the Company’s product candidates or processes, in any material respect. Except as set forth in the Prospectus, there is no pending or, to the knowledge of the Company, threatened action, suit, proceeding or claim (i) challenging the Company’s rights in or to any of the Intellectual Property that relates to the Company’s product candidates or processes; (ii) alleging that the Company has materially infringed, misappropriated or otherwise violated or conflicted with any Intellectual Property of any third party; or (iii) challenging the validity, scope or enforceability of any Intellectual Property of the Company that relates to the Company’s product candidates or processes, and in the case of each of (i), (ii) and (iii), the Company is unaware of any facts which would form a reasonable basis for any such action, suit, proceeding or claim.

(ii)

Title to Real and Personal Property. The Company and each of its subsidiaries have good and marketable title in and (in the case of real property) to, or have valid and marketable rights to lease or otherwise use, all items of real or personal property which are material to the business of the Company and its subsidiaries taken as a whole, in each case free and clear of all liens, encumbrances, security interests, claims and defects that (i) do not, singularly or in the aggregate, materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company or any of its subsidiaries or (ii) could not reasonably be expected, singularly or in the aggregate, to have a Material Adverse Change.

(jj)

Data Privacy and Cybersecurity. The Company and its subsidiaries’ information technology assets and equipment, computers, systems, networks, hardware, software, websites, applications, data (including the data of their respective customers, employees, suppliers, vendors and any third party data maintained by or on behalf of them), and databases (collectively, “IT Systems”) are adequate in all material respects for, and operate and perform in all material respects as required in connection with the operation of the business of the Company and its subsidiaries as currently conducted. Except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Change, to the Company’s knowledge, there has been no security breach or attack or other compromise of or relating to any of the Company’s and its subsidiaries’ IT Systems. The Company and its subsidiaries are presently in material compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and data (including all personal, personally identifiable, sensitive, confidential or regulated data (“Personal Data”)) and to the protection of such IT Systems and Personal Data from unauthorized use, access, misappropriation or modification. Neither the Company nor its subsidiaries have received any written notice of any claims, investigations, or alleged violations of law with respect to Personal Data.

(kk)

Forward-Looking Statements. No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Prospectus or Prospectus Supplement has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith; provided that for documents incorporated by reference in the Prospectus or Prospectus Supplement, forward-looking statements speak only as to the date they were made.

(ll)

Statistical and Market Data. The statistical and market related data included in the Registration Statement and the Prospectus are based on or derived from sources that the Company believes to be reliable and accurate, and such data agree in all material respects with the sources from which they are derived.

(mm)

Listing. The Company is subject to and in compliance in all material respects with the reporting requirements of Section 13 or Section 15(d) of the Exchange Act. The Common Stock is registered pursuant to Section 12(b) or Section 12(g) of the Exchange Act and is listed on Nasdaq, and the Company has taken no action designed to, or reasonably likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from Nasdaq, nor has the Company received any notification that the Commission or Nasdaq is contemplating terminating such registration or listing.

(nn)

Brokers. Except for the Agents, there is no broker, finder or other party that is entitled to receive from the Company any brokerage or finder’s fee or other fee or commission as a result of any transactions contemplated by this Agreement.

(oo)

No Outstanding Loans or Other Indebtedness. Except as described in the Prospectus, there are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees or indebtedness by the Company to or for the benefit of any of the officers or directors of the Company or any of the immediate family members of any of them.

(pp)	No Reliance. The Company has not relied upon the Agents or legal counsel for the Agents for any legal, tax or accounting advice in connection with the offering and sale of the Placement Shares.

(qq)

The Agents’ Purchases. The Company acknowledges and agrees that the Agents have informed the Company that the Agents may, to the extent permitted under the Securities Act and the Exchange Act, purchase and sell shares of Common Stock for their own account while this Agreement is in effect, provided, that (i) no such purchase or sales shall take place while a Placement Notice is in effect (except to the extent the Agents may engage in sales of Placement Shares purchased or deemed purchased from the Company as a “riskless principal” or in a similar capacity) and (ii) the Company shall not be deemed to have authorized or consented to any such purchases or sales by the Agents.

(rr)

Compliance with Laws. The Company has not been advised, and has no reason to believe, that it and each of its subsidiaries are not conducting business in compliance with all applicable laws, rules and regulations of the jurisdictions in which it is conducting business, except where failure to be so in compliance would not be reasonably expected to result in a Material Adverse Change.

(ss)

Labor. No labor problem or dispute with the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is threatened or imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or its subsidiaries’ principal suppliers, contractors or customers, that could reasonably be expected to result in a Material Adverse Change.

(tt)

Compliance with ERISA. None of the following events has occurred or exists: (i) a failure to fulfill the obligations, if any, under the minimum funding standards of Section 302 of the United States Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and the regulations and published interpretations thereunder with respect to a Plan, determined without regard to any waiver of such obligations or extension of any amortization period; (ii) an audit or investigation by the Internal Revenue Service, the U.S. Department of Labor, the Pension Benefit Guaranty Corporation or any other federal or state governmental agency or any foreign regulatory agency with respect to the employment or compensation of employees by any of the Company or any of its subsidiaries that could reasonably be expected to result in a Material Adverse Change; or (iii) any breach of any contractual obligation, or any violation of law or applicable qualification standards, with respect to the employment or compensation of employees by the Company or any of its subsidiaries that could reasonably be expected to result in a Material Adverse Change. None of the following events has occurred or is reasonably likely to occur: (i) a material increase in the aggregate amount of contributions required to be made to all Plans in the current fiscal year of the Company and its subsidiaries compared to the amount of such contributions made in the most recently completed fiscal year of the Company and its subsidiaries; (ii) a material increase in the “accumulated post-retirement benefit obligations” (within the meaning of Statement of Financial Accounting Standards 106) of the Company and its subsidiaries compared to the amount of such obligations in the most recently completed fiscal year of the Company and its subsidiaries; (iii) any event or condition giving rise to a liability under Title IV of ERISA that could reasonably be expected to result in a Material Adverse Change; or (iv) the filing of a claim by one or more employees or former employees of the Company or any of its subsidiaries related to their employment that could reasonably be expected to result in a Material Adverse Change. For purposes of this paragraph, the term “Plan” means a plan (within the meaning of Section 3(3) of ERISA) subject to Title IV of ERISA with respect to which the Company or any of its subsidiaries may have any liability.

(uu)

Sarbanes-Oxley Act. There is and has been no failure on the part of the Company and any of the Company’s directors or officers, in their capacities as such, to comply with any applicable provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Act”), including Section 402 relating to loans and Sections 302 and 906 relating to certifications, that are in effect and with which the Company is required to comply.

(vv)	Significant Subsidiaries. The Company does not have any significant subsidiaries as defined by Rule 1-02 of Regulation S-X.

(ww)

Compliance with Regulatory Laws. The Company and its subsidiaries have operated at all times and are currently in compliance with all statutes, rules and regulations applicable to the ownership, testing, development, manufacture, packaging, processing, use, distribution, storage, import, export or disposal of any product manufactured or distributed by the Company and its subsidiaries (“Applicable Regulatory Laws”) of the U.S. Food and Drug Administration and comparable regulatory agencies outside of the United States to which they are subject (collectively, the “Regulatory Authorities”), except where the failure to so comply would not, individually or in the aggregate, result in a Material Adverse Change. Neither the Company nor any of its subsidiaries has received any written notices, correspondence or other communications from, nor do they have knowledge that any of their collaboration partners has received, any written notices, correspondence or other communications from Regulatory Authorities alleging or asserting material non-compliance with any Applicable Regulatory Laws.

(xx)

Regulatory Filings. The Company has not failed to file with Regulatory Authorities any required material filing, declaration, listing, registration, report or submission with respect to the Company’s products that are described in the Registration Statement and the Prospectus; all such filings, declarations, listings, registrations, reports or submissions were in material compliance with Applicable Regulatory Laws when filed; and no material deficiencies regarding compliance with Applicable Regulatory Law have been asserted by any Regulatory Authority with respect to any such filings, declarations, listings, registrations, reports or submissions.

Any certificate signed by an officer of the Company and delivered to the Agents or to counsel for the Agents in connection with this Agreement shall be deemed to be a representation and warranty by the Company to the Agents as to the matters set forth therein.

The Company acknowledges that the Agents and, for purposes of the opinions to be delivered pursuant to Section 7 hereof, counsel to the Company and counsel to the Agents, will rely upon the accuracy and truthfulness of the foregoing representations and hereby consents to such reliance.

7.	Covenants of the Company. The Company covenants and agrees with the Agents that:

(a)

Registration Statement Amendments. After the date of execution of this Agreement and during any period in which a Prospectus relating to any Placement Shares is required to be delivered by the Agents under the Securities Act (including in circumstances where such requirement may be satisfied pursuant to Rule 172 under the Securities Act), (i) the Company will notify the Agents promptly of the time when any subsequent amendment to the Registration Statement, other than documents incorporated by reference, has been filed with the Commission and/or has become effective or any subsequent supplement to the

Prospectus has been filed and of any request by the Commission for any amendment or supplement to the Registration Statement or Prospectus or for additional information (in each case, insofar as it relates to the transactions contemplated hereby), (ii) the Company will prepare and file with the Commission, promptly upon the Agents’ reasonable request, any amendments or supplements to the Registration Statement or Prospectus that, in the Agents’ reasonable opinion, may be necessary or advisable in connection with the distribution of the Placement Shares by the Agents (provided, however, that the failure of the Agents to make such request shall not relieve the Company of any obligation or liability hereunder, or affect the Agents’ right to rely on the representations and warranties made by the Company in this Agreement); (iii) the Company will not file any amendment or supplement to the Registration Statement or Prospectus, other than documents incorporated by reference, relating to the Placement Shares or a security convertible into or exchangeable or exercisable for the Placement Shares unless a copy thereof has been submitted to the Agents within a reasonable period of time before the filing and the Agents have not reasonably objected thereto (provided, however, that (A) the failure of the Agents to make such objection shall not relieve the Company of any obligation or liability hereunder, or affect the Agents’ right to rely on the representations and warranties made by the Company in this Agreement, and (B) the Company has no obligation to provide the Agents any advance copy of such filing or to provide the Agents an opportunity to object to such filing if the filing does not name the Agents and does not relate to the transaction herein provided) and the Company will furnish to the Agents at the time of filing thereof a copy of any document that upon filing is deemed to be incorporated by reference into the Registration Statement or Prospectus, except for those documents available via EDGAR; and (iv) the Company will cause each amendment or supplement to the Prospectus, other than documents incorporated by reference, to be filed with the Commission as required pursuant to the applicable paragraph of Rule 424(b) of the Securities Act, or in the case of any document to be incorporated therein by reference, to be filed with the Commission as required pursuant to the Exchange Act, within the time period prescribed (the determination to file or not file any amendment or supplement with the Commission under this Section 7(a), based on the Company’s reasonable opinion or reasonable objections, shall be made exclusively by the Company).

(b)

Notice of Commission Stop Orders. The Company will advise the Agents promptly after it receives (i) notice or obtains knowledge thereof, of the issuance or threatened issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement, (ii) of the suspension of the qualification of the Placement Shares for offering or sale in any jurisdiction, (iii) of the initiation or threatening of any proceeding for any such purpose or (iv) of any request by the Commission for any amendments to the Registration Statement or any amendment or supplements to the Prospectus or for additional information related to the offering of the Placement Shares or for additional information related to the Registration Statement or the Prospectus; and it will promptly use its commercially reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal if such a stop order should be issued.

(c)

Delivery of Prospectus; Subsequent Changes. During any period in which the Prospectus relating to the Placement Shares is required to be delivered by the Agents under the Securities Act with respect to the offer and sale of the Placement Shares, (including in circumstances where such requirement may be satisfied pursuant to Rule 172 under the Securities Act), the Company will comply with all requirements imposed upon it by the Securities Act, as from time to time in force, and to file on or before their respective due dates (taking into account any extensions available) all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Sections 13(a), 13(c), 14, 15(d) or any other provision of or under the Exchange Act. If during such period any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances then existing, not misleading, or if during such period it is necessary to amend or supplement the Registration Statement or Prospectus to comply with the Securities Act, the Company will promptly notify the Designated Agent to suspend the offering of Placement Shares during such period and the Company will promptly amend or supplement the Registration Statement or Prospectus (at the expense of the Company) so as to correct such statement or omission or effect such compliance; provided, however, that the Company may delay any such amendment or supplement if, as a result of a pending transaction or other development with respect to the Company in the reasonable judgment of the Company, it is in the best interest of the Company to do so, provided that no Placement Notice is in effect during such time. If the Company has omitted any information from the Registration Statement pursuant to Rule 430B under the Securities Act, it will use its best efforts to comply with the provisions thereof and make all requisite filings with the Commission pursuant to said Rule 430B and to notify the Agents promptly of all such filings if not available on EDGAR.

(d)

Listing of Placement Shares. During any period in which the Prospectus relating to the Placement Shares is required to be delivered by the Agents under the Securities Act with respect to the offer and sale of the Placement Shares (including in circumstances where such requirement may be satisfied pursuant to Rule 172 under the Securities Act), the Company will use its commercially reasonable efforts to cause the Placement Shares to be listed on Nasdaq and to qualify the Placement Shares for sale under the securities laws of such jurisdictions as the Agents reasonably designate and to continue such qualifications in effect so long as required for the distribution of the Placement Shares; provided, however, that the Company shall not be required in connection therewith to qualify as a foreign corporation or dealer in securities or file a general consent to service of process in any jurisdiction.

(e)

Delivery of Registration Statement and Prospectus. The Company will furnish to the Agents and their counsel (at the expense of the Company) copies of the Registration Statement, the Prospectus (including all documents incorporated by reference therein) and all amendments and supplements to the Registration Statement or Prospectus that are filed with the Commission during any period in which the Prospectus relating to the Placement Shares is required to be delivered under the Securities Act (including all documents filed with the Commission during such period that are deemed to be incorporated by reference therein), in each case as soon as reasonably practicable and in such quantities as the Agents may from time to time reasonably request and, at the Agents request, will also furnish copies of the Prospectus to each exchange or market on which sales of the Placement Shares may be made; provided, however, that the Company shall not be required to furnish any document (other than the Prospectus) to the Agents or their counsel to the extent such document is available on EDGAR.

(f)

Earnings Statement. The Company will make generally available to its security holders as soon as practicable, but in any event not later than 15 months after the end of the Company’s current fiscal quarter, an earnings statement covering a 12-month period that satisfies the provisions of Section 11(a) and Rule 158 of the Securities Act.

(g)

Expenses. The Company, whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, in accordance with the provisions of Section 11 hereunder, will pay all expenses incident to the performance of its obligations hereunder, including, but not limited to, expenses relating to (i) the preparation, printing and filing of the Registration Statement and each amendment and supplement thereto, of each Prospectus and of each amendment and supplement thereto, (ii) the preparation, issuance and delivery of the Placement Shares, (iii) the qualification of the Placement Shares under securities laws in accordance with the provisions of Section 7(d) of this Agreement, including filing fees (provided, however, that any fees or disbursements of counsel for the Agents in connection therewith shall be paid by the Agents except as set forth in (vii) below), (iv) the printing and delivery to the Agents of copies of the Prospectus and any amendments or supplements thereto, and of this Agreement, (v) the fees and expenses incurred in connection with the listing or qualification of the Placement Shares for trading on Nasdaq, (vi) the filing fees and expenses, if any, of the Commission, (vii) the filing fees and associated legal expenses of the Agents’ outside counsel for filings with the FINRA Corporate Financing Department, such legal expense reimbursement not to exceed $10,000 (in addition to the fees and disbursements referred to in clause (viii) below) and, (viii) the reasonable fees and disbursements of the Agents’ counsel (A) in an amount not to exceed $50,000 arising out of executing this Agreement and the Company’s delivery of the initial certificate pursuant to Section 7(m) and (B) in an amount not to exceed $15,000 in connection with each Representation Date (as defined below) on which the Company is required to provide a certificate pursuant to Section 7(m) (in addition to the fees and associated expenses referred to in clause (vii) above).

(h)	Use of Proceeds. The Company will use the Net Proceeds as described in the Prospectus in the section entitled “Use of Proceeds.”

(i)

Notice of Other Sales. During the pendency of any Placement Notice given hereunder, and for five (5) Trading Days following the termination of any Placement Notice given hereunder, the Company shall provide the Agents notice as promptly as reasonably possible before it offers to sell, contracts to sell, sells, grants any option to sell or otherwise disposes of any shares of Common Stock (other than Placement Shares offered pursuant to the provisions of this Agreement) or securities convertible into or exchangeable for Common Stock, warrants or any rights to purchase or acquire Common Stock; provided, that such notice shall not be required in connection with the (i) issuance, grant or sale of Common Stock, options or warrants to purchase shares of Common Stock, restricted shares of Common Stock, restricted stock units or other equity awards, or Common Stock issuable upon the exercise of options or other equity awards pursuant to the any stock option, stock bonus or other stock plan or arrangement described in the Prospectus, (ii) the issuance of securities in connection with an acquisition, merger or sale or purchase of assets, (iii) the issuance or sale of Common Stock pursuant to any dividend reinvestment plan that the Company may adopt from time to time provided the implementation of such is disclosed to the Agents in advance, (iv) any shares of Common Stock issuable upon the exchange, conversion or redemption of securities or the exercise of warrants, options or other rights in effect or outstanding or (v) the issuance or sale of Common Stock, or securities convertible into or exercisable for Common Stock, in an amount greater than 2% of the Company’s outstanding Common Stock at the time, offered and sold in a privately negotiated transaction to vendors, customers, strategic partners or potential strategic partners conducted in a manner so as not to be integrated with the offering of Common Stock hereby. Notwithstanding the foregoing provisions, nothing herein shall be construed to restrict the Company’s ability, or require the Company to provide notice to the Agents, to file a registration statement under the Securities Act.

(j)

Change of Circumstances. The Company will, at any time during a fiscal quarter in which the Company intends to tender a Placement Notice or sell Placement Shares, advise the Agents promptly after it shall have received notice or obtained knowledge thereof, of any information or fact that would alter or affect in any material respect any opinion, certificate, letter or other document provided or required to be provided to the Agents pursuant to this Agreement.

(k)

Due Diligence Cooperation. During the term of this Agreement, the Company will cooperate with any reasonable due diligence review conducted by the Agents, their affiliates, agents and counsel from time to time in connection with the transactions contemplated hereby, including, without limitation, providing information and making available documents and senior corporate officers, during regular business hours and at the Company’s principal offices, as the Agents may reasonably request.

(l)

Required Filings Relating to Placement of Placement Shares. The Company agrees that on such dates as the Securities Act shall require with respect to the Placement Shares, the Company will (i) file a prospectus supplement with the Commission under the applicable paragraph of Rule 424(b) under the Securities Act (each and every filing under Rule 424(b), a “Filing Date”), which prospectus supplement will set forth, within the relevant period, the amount of Placement Shares sold through the Agents, the Net Proceeds to the Company and the compensation payable by the Company to the Agents with respect to such Placement Shares, and (ii) deliver such number of copies of each such prospectus supplement to each exchange or market on which such sales were effected as may be required by the rules or regulations of such exchange or market.

(m)

Representation Dates; Certificate. On or prior to the First Delivery Date and thereafter, during the term of this Agreement, and each time the Company (i) files the Prospectus relating to the Placement Shares or amends or supplements the Registration Statement or the Prospectus relating to the Placement Shares (other than a prospectus supplement filed in accordance with Section 7(l) of this Agreement) by means of a post-effective amendment, sticker, or supplement but not by means of incorporation of document(s) by reference to the Registration Statement or the Prospectus relating to the Placement Shares; (ii) files an annual report on Form 10-K under the Exchange Act (including any Form 10-K/A containing amended financial information or a material amendment to the previously filed Form 10-K); (iii) files its quarterly reports on Form 10-Q under the Exchange Act; or (iv) files a report on Form 8-K containing amended financial information (other than an earnings release or other information “furnished” pursuant to Items 2.02 or 7.01 of Form 8-K) under the Exchange Act (each date of filing of one or more of the documents referred to in clauses (i) through (iv) shall be a “Representation Date”); the Company shall furnish the Agents (but in the case of clause (iv) above only if (1) a Placement Notice is pending, (2) the Agents reasonably determine that the information contained in such Form 8-K is material to a holder of Common Stock and (3) the Agents request such certificate within two (2) Trading Days after the filing of such Form 8-K with the Commission) with a certificate, in the form attached hereto as Exhibit 7(m) (modified, as necessary, to relate to the Registration Statement and the Prospectus as then amended or supplemented), within two (2) Trading Days of any Representation Date. The requirement to provide a certificate under this Section 7(m) shall be automatically waived for any Representation Date occurring at a time at which no Placement Notice is pending, which waiver shall continue until the earlier to occur of (i) the date the Company delivers a Placement Notice hereunder

(which for such calendar quarter shall be considered a Representation Date) and (ii) the next occurring Representation Date; provided, however, that such waiver shall not apply for any Representation Date on which the Company files its annual report on Form 10-K. Notwithstanding the foregoing, if the Company subsequently decides to sell Placement Shares following a Representation Date when the Company relied on such waiver and did not provide the Agents with a certificate under this Section 7(m), then before the Company delivers the Placement Notice or the Agents sells any Placement Shares, the Company shall provide the Agents with a certificate, in the form attached hereto as Exhibit 7(m), dated the date of the Placement Notice.

(n)

Legal Opinion. On or prior to the First Delivery Date, the Company shall cause to be furnished to the Agents a written opinion and negative assurance letter of Cooley LLP (“Company Counsel”), or other counsel reasonably satisfactory to the Agents, in each case dated the date that the same is required to be delivered, modified, as necessary, to relate to the Registration Statement and the Prospectus as then amended or supplemented. Thereafter, during the term of this Agreement, within two (2) Trading Days of each Representation Date with respect to which the Company is obligated to deliver a certificate in the form attached hereto as Exhibit 7(m) for which no waiver is applicable, the Company shall cause to be furnished to the Agents a written letter of Company Counsel, or other counsel reasonably satisfactory to the Agents, in form and substance reasonably satisfactory to the Agents, dated the date that the same is required to be delivered, modified, as necessary, to relate to the Registration Statement and the Prospectus as then amended or supplemented.

(o)

Comfort Letter. On or prior to the First Delivery Date and thereafter, during the term of this Agreement, within two (2) Trading Days of each Representation Date with respect to which the Company is obligated to deliver a certificate in the form attached hereto as Exhibit 7(m) for which no waiver is applicable, the Company shall cause its independent accountants to furnish the Agents letters (the “Comfort Letters”), dated the date the applicable Comfort Letter is delivered, in form and substance reasonably satisfactory to the Agents, (i) confirming that they are an independent registered public accounting firm within the meaning of the Securities Act and the Public Company Accounting Oversight Board, (ii) stating, as of such date, the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants’ “comfort letters” to the Agents in connection with registered public offerings (the first such letter delivered on the date hereof, the “Initial Comfort Letter”) and (iii) updating the Initial Comfort Letter with any information that would have been included in the Initial Comfort Letter had it been given on such date and modified as necessary to relate to the Registration Statement and the Prospectus, as amended and supplemented to the date of such letter.

(p)

Market Activities. The Company will not, directly or indirectly, (i) take any action designed to cause or result in, or that constitutes or might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Placement Shares or (ii) sell, bid for, or purchase the Common Stock to be issued and sold pursuant to this Agreement, or pay anyone any compensation for soliciting purchases of the Placement Shares other than the Agents; provided, however, that the Company may bid for and purchase shares of its Common Stock in accordance with Rule 10b-18 under the Exchange Act.

(q)	Insurance. The Company shall maintain, or cause to be maintained, insurance in such amounts and covering such risks as is reasonable and customary for the business for which it is engaged.

(r)

Compliance with Laws. The Company and each of its subsidiaries shall use commercially reasonable efforts to maintain, or cause to be maintained, all material environmental permits, licenses and other authorizations required by federal, state and local law in order to conduct their businesses as described in the Prospectus, and the Company and each of its subsidiaries shall conduct their businesses, or cause their businesses to be conducted, in substantial compliance with such permits, licenses and authorizations and with applicable environmental laws, except where the failure to maintain or be in compliance with such permits, licenses and authorizations could not reasonably be expected to result in a Material Adverse Change.

(s)

Investment Company Act. The Company will conduct its affairs in such a manner so as to reasonably ensure that neither it nor its subsidiaries will be or become, at any time prior to the termination of this Agreement, an “investment company,” as such term is defined in the Investment Company Act, assuming no change in the Commission’s current interpretation as to entities that are not considered an investment company.

(t)

Securities Act and Exchange Act. The Company will use its best efforts to comply with all requirements imposed upon it by the Securities Act and the Exchange Act as from time to time in force, so far as necessary to permit the continuance of sales of, or dealings in, the Placement Shares as contemplated by the provisions hereof and the Prospectus.

(u)

No Offer to Sell. Other than a free writing prospectus (as defined in Rule 405 under the Securities Act) approved in advance by the Company and the Agents, each Agent in its capacity as principal or agent hereunder, neither the Agents nor the Company (including its agents and representatives, other than the Agents in their capacity as such) will make, use, prepare, authorize, approve or refer to any written communication (as defined in Rule 405 under the Securities Act), required to be filed with the Commission, that constitutes an offer to sell or solicitation of an offer to buy Common Stock hereunder.

(v)	Sarbanes-Oxley Act. The Company and its subsidiaries will use commercially reasonable efforts to comply in all material respects with all effective applicable provisions of the Sarbanes-Oxley Act.

(w)

Sales Through Agents. With respect to the offering and sale of Placement Shares pursuant to this Agreement, the Company agrees that any offer to sell Placement Shares, any solicitation of an offer to buy Placement Shares, and any sales of Placement Shares shall only be effected by or through a single Designated Agent on any single given day, and the Company shall in no event request that more than one Agent offer or sell Placement Shares pursuant to this Agreement on the same day.

8.

Conditions to the Agents’ Obligations. The Agents agree that their obligations under this Agreement are several and not joint. The obligations of the Agents hereunder with respect to a Placement will be subject to the continuing accuracy and completeness of the representations and warranties made by the Company herein, to the due performance by the Company of its obligations hereunder, to the completion by the Agents of a due diligence review satisfactory to the Agents in their reasonable judgment, and to the continuing satisfaction (or waiver by the Agents in their sole discretion) of the following additional conditions:

(a)

Registration Statement Effective. The Registration Statement shall be effective and shall be available for (i) all sales of Placement Shares issued pursuant to all prior Placement Notices and (ii) the sale of all Placement Shares contemplated to be issued by any Placement Notice.

(b)

Prospectus Supplement. The Company shall have filed with the Commission the Prospectus Supplement pursuant to Rule 424(b) under the Securities Act not later than the Commission’s close of business on the second Business Day following the date of this Agreement.

(c)

No Material Notices. None of the following events shall have occurred and be continuing: (i) receipt by the Company or any of its subsidiaries of any request for additional information from the Commission or any other federal or state governmental authority during the period of effectiveness of the Registration Statement, the response to which would require any post-effective amendments or supplements to the Registration Statement or the Prospectus; (ii) the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; (iii) receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Placement Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; or (iv) the occurrence of any event that makes any material statement made in the Registration Statement or the Prospectus or any material document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in the Registration Statement, related Prospectus or such documents so that, in the case of the Registration Statement, it will not contain any materially untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and, that in the case of the Prospectus, it will not contain any materially untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(d)

No Misstatement or Material Omission. The Agents shall not have advised the Company that the Registration Statement or Prospectus, or any amendment or supplement thereto, contains an untrue statement of fact that in the Agents’ reasonable opinion is material, or omits to state a fact that in the Agents’ reasonable opinion is material and is required to be stated therein or is necessary to make the statements therein not misleading.

(e)

Material Changes. Except as contemplated in the Prospectus, or disclosed in the Company’s reports filed with the Commission, there shall not have been any material adverse change, on a consolidated basis, in the authorized capital stock of the Company or any Material Adverse Change or any development that could reasonably be expected to result in a Material Adverse Change, or any downgrading in or withdrawal of the rating assigned to any of the Company’s securities (other than asset-backed securities) by any rating organization or a public announcement by any rating organization that it has under surveillance or review its rating of any of the Company’s securities (other than asset-backed securities), the effect of which, in the case of any such action by a rating organization described above, in the reasonable judgment of the Agents (without relieving the Company of any obligation or liability it may otherwise have), is so material as to make it impracticable or inadvisable to proceed with the offering of the Placement Shares on the terms and in the manner contemplated in the Prospectus.

(f)

Company Counsel Legal Opinion. The Agents shall have received the opinions and negative assurance letters, as applicable, of Company Counsel required to be delivered pursuant to Section 7(n) on or before the date on which such delivery of such opinion is required pursuant to Section 7(n).

(g)

The Agents Counsel Legal Opinion. The Agents shall have received from White & Case LLP, counsel for the Agents, such opinion or opinions, on or before the date on which the delivery of the Company Counsel legal opinion is required pursuant to Section 7(n), with respect to such matters as the Agents may reasonably require, and the Company shall have furnished to such counsel such documents as they request for enabling them to pass upon such matters.

(h)

Comfort Letter. The Agents shall have received the Comfort Letter required to be delivered pursuant to Section 7(o) on or before the date on which such delivery of such Comfort Letter is required pursuant to Section 7(o).

(i)

Representation Certificate. The Agents shall have received the certificate required to be delivered pursuant to Section 7(m) on or before the date on which delivery of such certificate is required pursuant to Section 7(m).

(j)

Secretary’s Certificate. On or prior to the First Delivery Date, the Agents shall have received a certificate, signed on behalf of the Company by its corporate Secretary, in form and substance satisfactory to the Agents and their counsel.

(k)

No Suspension. The Common Stock shall be duly listed, and admitted and authorized for trading, subject to official notice of issuance, on Nasdaq. Trading in the Common Stock shall not have been suspended on Nasdaq.

(l)

Other Materials. On each date on which the Company is required to deliver a certificate pursuant to Section 7(m), the Company shall have furnished to the Agents such appropriate further information, certificates and documents as the Agents may have reasonably requested. All such opinions, certificates, letters and other documents shall have been in compliance with the provisions hereof. The Company will furnish the Agents with such conformed copies of such opinions, certificates, letters and other documents as the Agents shall have reasonably requested.

(m)

Securities Act Filings Made. All filings with the Commission required by Rule 424 under the Securities Act with respect to the Placement Shares to have been filed prior to the issuance of any Placement Notice hereunder shall have been made within the applicable time period prescribed for such filing by Rule 424.

(n)

Approval for Listing. The Placement Shares shall either have been (i) approved for listing on Nasdaq, subject only to notice of issuance, or (ii) the Company shall have filed an application for listing of the Placement Shares on Nasdaq at, or prior to, the issuance of any Placement Notice and Nasdaq shall not have provided any objections thereto.

(o)	No Termination Event. There shall not have occurred any event that would permit the Agents to terminate this Agreement pursuant to Section 11(a).

(p)	FINRA. FINRA shall have raised no objection to the terms of this offering and the amount of compensation allowable or payable to the Agents as described in the Prospectus.

9.	Indemnification and Contribution.

(a)

Company Indemnification. The Company agrees to indemnify and hold harmless the Agents, their affiliates and their respective members, directors, officers, partners, employees and agents, and each person, if any, who (i) controls the Agents within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, or (ii) is controlled by or is under common control with the Agents, in each case from and against any and all losses, claims, liabilities, expenses and damages (including, but not limited to, any and all investigative, legal and other expenses reasonably incurred in connection with, and any and all amounts paid in settlement (in accordance with this Section 9) of, any action, suit, investigation or proceeding between any of the indemnified parties and any indemnifying parties or between any indemnified party and any third party (including, without limitation, any governmental or self-regulatory authority, or otherwise, or any claim asserted or threatened), as and when incurred, to which the Agents, or any such other person, may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, liabilities, expenses or damages arise out of or are based, directly or indirectly, on (x) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus (or any amendment or supplement to the Registration Statement or the Prospectus) or in any free writing prospectus or in any application or other document executed by or on behalf of the Company or based on written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify the Common Stock under the securities laws thereof or filed with the Commission, (y) the omission or alleged omission to state in any such document a material fact required to be stated therein or necessary to make the statements therein (solely with respect to the Prospectus, in the light of the circumstances under which they were made) not misleading or (z) any breach by any of the indemnifying parties of any of their respective representations, warranties or agreements contained in this Agreement; provided, however, that this indemnity agreement shall not apply to the extent that such loss, claim, liability, expense or damage arises from the sale of the Placement Shares pursuant to this Agreement and is caused directly or indirectly by an untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with the Agents’ Information (as defined in Section 20(a)). This indemnity agreement will be in addition to any liability that the Company might otherwise have.

(b)

The Agents Indemnification. The Agents agree, severally and not jointly, to indemnify and hold harmless the Company and its directors and each officer of the Company that signed the Registration Statement, and each person, if any, who (i) controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act or (ii) is controlled by or is under common control with the Company against any and all loss, liability, claim, damage and expense described in the indemnity contained in Section 9(a), as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendments thereto), the Prospectus (or any amendment or supplement thereto) or in any free writing prospectus in reliance upon and in conformity with the Agents’ Information.

(c)

Procedure. Any party that proposes to assert the right to be indemnified under this Section 9 will, promptly after receipt of notice of commencement of any action against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section 9, notify each such indemnifying party of the commencement of such action, enclosing a copy of all papers served, but the omission so to notify such indemnifying party will not relieve the indemnifying party from (i) any liability that it might have to any indemnified party otherwise than under this Section 9 and (ii) any liability that it may have to any indemnified party under the foregoing provision of this Section 9 unless, and only to the extent that, such omission results in the forfeiture of substantive rights or defenses by the indemnifying party. If any such action is brought against any indemnified party and it notifies the indemnifying party of its commencement, the indemnifying party will be entitled to participate in and, to the extent that it elects by delivering written notice to the indemnified party promptly after receiving notice of the commencement of the action from the indemnified party, jointly with any other indemnifying party similarly notified, to assume the defense of the action, with counsel reasonably satisfactory to the indemnified party, and after notice from the indemnifying party to the indemnified party of its election to assume the defense, the indemnifying party will not be liable to the indemnified party for any other legal expenses except as provided below and except for the reasonable costs of investigation subsequently incurred by the indemnified party in connection with the defense. The indemnified party will have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel will be at the expense of such indemnified party unless (1) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (2) the indemnified party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (3) a conflict or potential conflict exists (based on advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (4) the indemnifying party has not in fact employed counsel reasonably satisfactory to the indemnified party to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm (plus one local counsel) admitted to practice in such jurisdiction at any one time for all such indemnified party or parties. All such fees, disbursements and other charges will be reimbursed by the indemnifying party promptly after the indemnifying party receives a written invoice relating to such fees, disbursements and other charges in reasonable detail. An indemnifying party will not, in any event, be liable for any settlement of any action or claim effected without its written consent. No indemnifying party shall, without the prior written consent of each indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding relating to the matters contemplated by this Section 9 (whether or not any indemnified party is a party thereto), unless such settlement, compromise or consent (1) includes an unconditional release of each indemnified party, in form and substance reasonably satisfactory to such indemnified party, from all liability arising out of such claim, action or proceeding and (2) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(d)

Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in the foregoing paragraphs of this Section 9 is applicable in accordance with its terms but for any reason is held to be unavailable or insufficient from the Company or the Agents, the Company and the Agents will contribute to the total losses, claims, liabilities, expenses and damages (including any investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit, investigation or proceeding or any claim asserted, but after deducting any contribution received by the Company from persons other than the Agents, such as persons who control the Company within the meaning of the Securities Act, officers of the Company who signed the Registration Statement and directors of the Company, who also may be liable for contribution) to which the Company and the Agents may be subject in such proportion as shall be appropriate to reflect the relative benefits received by the

Company on the one hand and the Agents on the other hand. The relative benefits received by the Company on the one hand and the Agents on the other hand shall be deemed to be in the same proportion as the total Net Proceeds from the sale of the Placement Shares (before deducting expenses) received by the Company bear to the total compensation received by the Agents from the sale of Placement Shares on behalf of the Company. If, but only if, the allocation provided by the foregoing sentence is not permitted by applicable law, the allocation of contribution shall be made in such proportion as is appropriate to reflect not only the relative benefits referred to in the foregoing sentence but also the relative fault of the Company, on the one hand, and the Agents, on the other, with respect to the statements or omission that resulted in such loss, claim, liability, expense or damage, or action, suit, investigation or proceeding in respect thereof, as well as any other relevant equitable considerations with respect to such offering. Such relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Agents, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Agents agree that it would not be just and equitable if contributions pursuant to this Section 9(d) were to be determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, liability, expense, or damage, or action, suit, investigation or proceeding in respect thereof, referred to above in this Section 9(d) shall be deemed to include, for the purpose of this Section 9(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action, suit, investigation, proceeding or claim to the extent consistent with Section 9(c) hereof. Notwithstanding the foregoing provisions of this Section 9(d), the Agents shall not be required to contribute any amount in excess of the commissions received by it under this Agreement and no person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 9(d), any person who controls a party to this Agreement within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, any affiliates of the Agents, any members, directors, partners, officers, employees or agents of the Agents and each person that is controlled by or under common control with either Agent, will have the same rights to contribution as that party, and each director and officer of the Company who signed the Registration Statement will have the same rights to contribution as the Company, subject in each case to the provisions hereof. Any party entitled to contribution, promptly after receipt of notice of commencement of any action against such party in respect of which a claim for contribution may be made under this Section 9(d), will notify any such party or parties from whom contribution may be sought, but the omission to so notify will not relieve that party or parties from whom contribution may be sought from any other obligation it or they may have under this Section 9(d) except to the extent that the failure to so notify such other party materially prejudiced the substantive rights or defenses of the party from whom contribution is sought. Except for a settlement entered into pursuant to the last sentence of Section 9(c) hereof, no party will be liable for contribution with respect to any action or claim settled without its written consent if such consent is required pursuant to Section 9(c) hereof or pursuant to Section 9(e) hereof.

(e)

Settlement Without Consent if Failure to Reimburse. If an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for reasonable fees and expenses of counsel for which it is entitled to be reimbursed under this Section 9, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 9(a) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

10.

Representations and Agreements to Survive Delivery. The indemnity and contribution agreements contained in Section 9 of this Agreement and all representations and warranties of the Company herein or in certificates delivered pursuant hereto shall survive, as of their respective dates, regardless of (i) any investigation made by or on behalf of the Agents, any controlling persons, or the Company (or any of their respective officers, directors, employees or controlling persons), (ii) delivery and acceptance of the Placement Shares and payment therefor or (iii) any termination of this Agreement.

11.	Termination.

(a)

Each Agent has the right by giving notice as hereinafter specified at any time to terminate this Agreement if (i) any Material Adverse Change, or any development that could reasonably be expected to result in a Material Adverse Change has occurred that, in the reasonable judgment of the Agents, may materially impair the ability of the Agents to sell the Placement Shares hereunder, (ii) the Company shall have failed, refused or been unable to perform any agreement on its part to be performed hereunder; provided, however, in the case of any failure of the Company to deliver (or cause another person to deliver) any certification, opinion, or letter required under Sections 7(m), 7(n), or 7(o), the Agents’ right to terminate shall not arise unless such failure to deliver (or cause to be delivered) continues for more than fifteen (15) calendar days from the date such delivery was required; (iii) any other condition of the Agents’ obligations hereunder is not fulfilled; (iv) any suspension or limitation of trading in the Placement Shares or in securities generally on Nasdaq shall have occurred; (v) a general banking moratorium shall have been declared by any of United States federal or New York authorities; or (vi) there shall have occurred any outbreak or escalation of national or international hostilities or any crisis or calamity, or any change in the United States or international financial markets, or any substantial change or development involving a prospective substantial change in United States or international political, financial or economic conditions that, in the judgment of the Agents, may materially impair the ability of the Agents to sell the Placement Shares hereunder or to enforce contracts for the sale of securities. Any such termination shall be without liability of any party to any other party except that the provisions of Section 7(g) (Expenses), Section 9 (Indemnification and Contribution), Section 10 (Representations and Agreements to Survive Delivery), Section 16 (Applicable Law; Consent to Jurisdiction) and Section 17 (Waiver of Jury Trial) hereof shall remain in full force and effect notwithstanding such termination. If an Agent elects to terminate this Agreement as provided in this Section 11(a), such Agent shall provide the required notice as specified in Section 12 (Notices). Such Agent’s termination of this Agreement applies solely to such Agent and not to the other Agents who are party to this Agreement.

(b)

The Company shall have the right, by giving ten (10) days’ prior notice as hereinafter specified to terminate this Agreement in its sole discretion at any time after the date of this Agreement. Any such termination shall be without liability of any party to any other party except that the provisions of Section 7(g), Section 9, Section 10, Section 11(f), Section 16

and Section 17 hereof shall remain in full force and effect notwithstanding such termination.

(c)

The Agents shall have the right, by giving ten (10) days’ prior notice as hereinafter specified to terminate this Agreement in their sole discretion at any time after the date of this Agreement. Any such termination shall be without liability of any party to any other party except that the provisions of Section 7(g), Section 9, Section 10, Section 11(f), Section 16 and Section 17 hereof shall remain in full force and effect notwithstanding such termination.

(d)

Unless earlier terminated pursuant to this Section 11, this Agreement shall automatically terminate upon the issuance and sale of all of the Placement Shares through the Agents on the terms and subject to the conditions set forth herein; provided that the provisions of Section 7(g), Section 9, Section 10, Section 11(f), Section 16 and Section 17 hereof shall remain in full force and effect notwithstanding such termination.

(e)

This Agreement shall remain in full force and effect unless terminated pursuant to Sections 11(a), (b), (c), or (d) above or otherwise by mutual agreement of the parties; provided, however, that any such termination by mutual agreement shall in all cases be deemed to provide that Section 7(g), Section 9, Section 10, Section 11(f), Section 16 and Section 17 shall remain in full force and effect.

(f)

Any termination of this Agreement shall be effective on the date specified in such notice of termination; provided, however, that such termination shall not be effective until the close of business on the date of receipt of such notice by the Agents or the Company, as the case may be. If such termination shall occur prior to the Settlement Date for any sale of Placement Shares, such Placement Shares shall settle in accordance with the provisions of this Agreement.

(g)

Subject to the additional limitations set forth in Section 7 of this Agreement and notwithstanding anything herein to the contrary, in the event of termination of this Agreement prior to the sale of any Placement Shares, the Agents will only be entitled to reimbursement of its out of pocket expenses actually incurred.

12.

Notices. All notices or other communications required or permitted to be given by any party to any other party pursuant to the terms of this Agreement shall be in writing, unless otherwise specified in this Agreement, and if sent to the Agents, shall be delivered to the Agents at SVB Securities LLC, 1301 Avenue of the Americas, 12th Floor, New York, NY 10019, fax no. (212) 499-7051, Attention: General Counsel, Credit Suisse Securities (USA) LLC, Eleven Madison Avenue, New York, New York 10010, fax no. (212) 325-4296, Attention: IBCM Legal and Cantor Fitzgerald & Co., 499 Park Avenue, New York, New York 10022, fax no. (212) 307-3730, Attention: General Counsel; or if sent to the Company, shall be delivered to Kura Oncology, Inc., 12730 High Bluff Drive, Suite 400, San Diego, CA 92130 Tel no. (858) 500-8800, attention: Chief Legal Officer, with a copy to Cooley LLP, 4401 Eastgate Mall, San Diego, CA 92121, Tel no. (858) 550-6000, attention: Charles Bair. Each party to this Agreement may change such address for notices by sending to the parties to this Agreement written notice of a new address for such purpose. Each such notice or other communication shall be deemed given (i) when delivered personally or by verifiable facsimile transmission (with an original to follow) on or before 4:30 p.m., New York City time, on a Business Day (as defined below), or, if such day is not a Business Day on the next succeeding Business Day, (ii) on the next Business Day after timely delivery to a nationally-recognized overnight courier, (iii) on the Business Day actually received if deposited in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid) and (iv) when delivered by electronic communication (“Electronic Notice”), at the time the party sending Electronic Notice receives verification of receipt by the receiving party, other than via auto- reply. For purposes of this Agreement, “Business Day” shall mean any day on which the Nasdaq and commercial banks in the City of New York are open for business.

An Electronic Notice shall be deemed written notice for purposes of this Section 12 if sent to the electronic mail address specified by the receiving party in Section 12. Electronic Notice shall be deemed received at the time the party sending Electronic Notice receives actual acknowledgment of receipt from the person whom the notice is sent, other than via auto-reply. Any party receiving Electronic Notice may request and shall be entitled to receive the notice on paper, in a nonelectronic form (“Nonelectronic Notice”), which shall be sent to the requesting party within 10 days of receipt of the written request for Nonelectronic Notice.

13.

Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the Company and the Agents and their respective successors and the affiliates, controlling persons, officers and directors referred to in Section 9 hereof. References to any of the parties contained in this Agreement shall be deemed to include the successors and permitted assigns of such party. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. Neither party may assign its rights or obligations under this Agreement without the prior written consent of the other party; provided, however, that each Agent may assign its rights and obligations hereunder to an affiliate of each Agent without obtaining the Company’s consent so long as such affiliate is a registered broker dealer.

14.

Adjustments for Share Splits. The parties acknowledge and agree that all share-related numbers contained in this Agreement shall be adjusted to take into account any share split, share dividend or similar event effected with respect to the Common Stock.

15.

Entire Agreement; Amendment; Severability; Waiver. This Agreement (including all schedules and exhibits attached hereto and Placement Notices issued pursuant hereto) constitutes the entire agreement and supersedes all other prior and contemporaneous agreements and undertakings, both written and oral, among the parties hereto with regard to the subject matter hereof. Neither this Agreement nor any term hereof may be amended except pursuant to a written instrument executed by the Company and the Agents; provided, however, that Schedule 2 of this Agreement may be amended by either party from time to time by sending a notice containing a revised Schedule 2 to the other party in the manner provided in Section 12 and, upon such amendment, all references herein to Schedule 2 shall automatically be deemed to refer to such amended Schedule 2. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable as written by a court of competent jurisdiction, then such provision shall be given full force and effect to the fullest possible extent that it is valid, legal and enforceable, and the remainder of the terms and provisions herein shall be construed as if such invalid, illegal or unenforceable term or provision was not contained herein, but only to the extent that giving effect to such provision and the remainder of the terms and provisions hereof shall be in accordance with the intent of the parties as reflected in this Agreement. No implied waiver by a party shall arise in the absence of a waiver in writing signed by such party. No failure or delay in exercising any right, power, or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any right, power, or privilege hereunder.

16.	Applicable Law; Consent to Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to the principles of conflicts of laws. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection with any transaction contemplated hereby, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof (certified or registered mail, return receipt requested) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

17.

Waiver of Jury Trial. The Company and each of the Agents each hereby irrevocably waives any right it may have to a trial by jury in respect of any claim based upon or arising out of this Agreement or any transaction contemplated hereby.

18.	Absence of Fiduciary Relationship. The Company acknowledges and agrees that:

(a)

the Agents have been retained solely to act as sales agent in connection with the sale of the Common Stock and that no fiduciary, advisory or agency relationship between the Company and the Agents have been created in respect of any of the transactions contemplated by this Agreement, irrespective of whether the Agents have advised or is advising the Company on other matters;

(b)	the Company is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated by this Agreement;

(c)

the Company has been advised that the Agents and their affiliates are engaged in a broad range of transactions which may involve interests that differ from those of the Company and that the Agents have no obligation to disclose such interests and transactions to the Company by virtue of any fiduciary, advisory or agency relationship; and

(d)

the Company waives, to the fullest extent permitted by law, any claims it may have against the Agents, for breach of fiduciary duty or alleged breach of fiduciary duty in connection with the sale of the Placement Shares under this Agreement and agrees that the Agents shall have no liability (whether direct or indirect) to the Company in respect of such a fiduciary claim or to any person asserting a fiduciary duty claim on behalf of or in right of the Company, including stockholders, partners, employees or creditors of the Company.

19.

Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed Agreement by one party to the other may be made by facsimile or other electronic transmission.

20.	Definitions. As used in this Agreement, the following term has the meaning set forth below:

(a)	“Agents’ Information” means, solely the following information: in the prospectus supplement, dated February 24, 2022, the seventh paragraph under the caption “Plan of Distribution.”

21.

Recognition of the U.S. Special Resolution Regimes. In the event that an Agent is a Covered Entity and becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from an Agent of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

In the event that an Agent is a Covered Entity and an Agent or a BHC Act Affiliate of an Agent becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against an Agent are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

For purposes of this Agreement, (A) “BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k); (B) “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b); (C) “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable; and (D) “U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

[Remainder of Page Intentionally Blank]

If the foregoing correctly sets forth the understanding among the Company, SVB Securities, Credit Suisse and Cantor, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among the Company, SVB Securities, Credit Suisse and Cantor.

Very truly yours,

SVB SECURITIES LLC

By:	/s/ Peter M. Fry
Name: Peter M. Fry
Title: Head of Alternative Equities

CREDIT SUISSE SECURITIES (USA) LLC

By:	/s/ Andrew E. Singer
Name: Andrew E. Singer
Title: Head of West Coast Biopharma

CANTOR FITZGERALD & CO.

By:	/s/ Sage Kelly
Name: Sage Kelly
Title: Senior Managing Director

ACCEPTED as of the date
first-above written:

KURA ONCOLOGY, INC.

By:	/s/ Troy E. Wilson, Ph.D., J.D.
Name: Troy E. Wilson, Ph.D., J.D.
Title: President and Chief Executive Officer

[Signature Page to Sales Agreement]

SCHEDULE 1

FORM OF PLACEMENT NOTICE

From:	[•]
Cc:	[•]
To:	[•]
Date:	[•], 202[2]
Subject:	SVB Securities, Credit Suisse and Cantor At the Market Offering—Placement Notice

Ladies and Gentlemen:

Pursuant to the terms and subject to the conditions contained in the Sales Agreement among Kura Oncology, Inc. (the “Company”), SVB Securities LLC (“SVB Securities”), Credit Suisse Securities (USA) LLC (“Credit Suisse”) and Cantor Fitzgerald & Co. (“Cantor”, and collectively with SVB Securities and Credit Suisse, the “Agents”) dated February 24, 2022 (the “Agreement”), I hereby request on behalf of the Company that the Designated Agent sell up to [•] shares of the Company’s common stock, par value $0.0001 per share, at a minimum market price of $[•] per share[; provided that no more than [•] Shares shall be sold in any one Trading Day (as such term is defined in Section 3 of the Agreement]. Sales should begin on the date of this Notice and shall continue until [DATE] [all shares are sold].

SCHEDULE 2

The Company

Troy Wilson, Ph.D., J.D., President and Chief Executive Officer

Teresa Bair, J.D., Chief Legal Officer

Thomas Doyle, Senior Vice President, Finance and Accounting

SVB Securities LLC

Dan Dubin, M.D.

Sean Pitt

atm@svbleerink.com

Credit Suisse Securities (USA) LLC

Andrea Kapica

Michael DiCaprio

Adi Kaner

Rob Torres

Craig Wiele

Cantor Fitzgerald & Co.

Sameer Vasudev

CFControlledEquityOffering@cantor.com

SCHEDULE 3

Compensation

The Designated Agent shall be paid compensation equal to up to a total of 3.0% of the gross proceeds from the sales of Common Stock pursuant to the terms of this Agreement.

Exhibit 7(m)

OFFICER CERTIFICATE

The undersigned, the duly qualified and elected [                    ], of Kura Oncology, Inc. (“Company”), a Delaware corporation, does hereby certify in such capacity and on behalf of the Company, pursuant to Section 7(m) of the Sales Agreement dated February 24, 2022 (the “Sales Agreement”) among the Company and SVB Securities LLC, Credit Suisse Securities (USA) LLC and Cantor Fitzgerald & Co., that to the best of the knowledge of the undersigned:

(i) The representations and warranties of the Company in Section 6 of the Sales Agreement (A) to the extent such representations and warranties are subject to qualifications and exceptions contained therein relating to materiality or Material Adverse Change, are true and correct on and as of the date hereof with the same force and effect as if expressly made on and as of the date hereof, except for those representations and warranties that speak solely as of a specific date and which were true and correct as of such date, and (B) to the extent such representations and warranties are not subject to any qualifications or exceptions, are true and correct in all material respects as of the date hereof as if made on and as of the date hereof with the same force and effect as if expressly made on and as of the date hereof except for those representations and warranties that speak solely as of a specific date and which were true and correct as of such date; and

(ii) The Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied pursuant to the Sales Agreement at or prior to the date hereof.

(iii) As of the date hereof, (A) the Registration Statement complies in all material respects with the requirements of the Securities Act and does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, (B) the Prospectus complies in all material respects with the requirements of the Securities Act does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading and (C) no event has occurred as a result of which it is necessary to amend or supplement the Registration Statement or the Prospectus in order to make the statements therein not untrue or misleading or for clauses (A) and (B) above, to be true and correct.

(iv) There has been no Material Adverse Change, or any development that could reasonably be expected to result in a Material Adverse Change on the business, properties, management, financial position, stockholders’ equity, results of operations or prospects, whether or not arising from transactions in the ordinary course of business, of the Company and its subsidiaries, considered as one entity, since the date as of which information is given in the Prospectus, as amended or supplemented to the date hereof.

(v) The Company does not possess any material non-public information.

(vi) The maximum amount of Placement Shares that may be sold pursuant to the Sales Agreement has been duly authorized by the Company’s board of directors or a duly authorized committee thereof pursuant to a resolution or unanimous written consent in accordance with the Company’s amended and restated articles of incorporation, amended and restated bylaws and applicable law.

Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Sales Agreement.

IN WITNESS WHEREOF, each of the undersigned, in such individual’s respective capacity as Chief Executive Officer or Chief Legal Officer of the Company, has executed this Officers’ Certificate on behalf of the Company.

By:
Name:
Title:

Date:

2